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                                                                   Exhibit 10.17

                             EMPLOYMENT AGREEMENT

     This EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into by and between Mark Hansen ("Employee") and Kinderhook Systems, Inc., a Delaware corporation (the "Company"), to be effective upon the occurrence of the events described in Paragraph 18 below.

                                   Recitals:

     A. Employee and the Company desire to enter into an agreement to set forth the terms and conditions of Employee's employment with the Company.

     B. Employee and the Company acknowledge the receipt and adequacy of the consideration for this Agreement, including the premises and covenants in this Agreement, the employment of Employee by the Company, and other good and valuable consideration.

                                  Agreements:

     1. Definitions. For purposes of this Agreement, the following terms, including both the singular and the plural, shall have the meanings assigned to them below, as follows:

          (a) "Affiliate" means any corporation or business entity that either controls or is controlled by the Company or is controlled by the shareholders that control the Company. For the purposes of this definition, "control" means the ownership, either directly or through an unbroken chain of control, of more than sixty percent (60%) of the equity interest or combined voting or management rights of an entity.

          (b)  "Board" shall mean the Board of Directors of the Company,

          (c) "Employment Period" means the period during which Employee is employed pursuant to this Agreement.

          (d) "Initial Term" means the period commencing on the Closing (as hereinafter defined) and ending two years after the Closing (as defined herein), unless sooner terminated as provided by the terms of this Agreement.

          (e) "Renewal Term" means each period for which this Agreement is renewed pursuant to the provisions of Paragraph 7.

          (f) "Stock Purchase Agreement" means that certain Stock Purchase Agreement dated September 17, 1999 among Xpedior Incorporated ("Xpedior"), the Company and the shareholders of the Company.

     2. Employment. The Company hereby employs Employee and Employee hereby accepts such employment by the Company for the Initial Term and any Renewal Term on the
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terms and conditions set forth in this Agreement.  Upon termination of
Employee's employment with the Company pursuant to the terms contained in this Agreement, except as provided in Paragraph 8 below, the Company shall have no further liability to Employee with respect to this Agreement except for compensation, fringe benefits and perquisites accrued and unpaid on the date of such termination and except as otherwise specifically set forth herein (including, without limitation, Section 8 hereof). Upon termination of this Agreement by Employee pursuant to the terms contained in this Agreement, Employee shall have no further liability to the Company with respect to this Agreement except for the covenants of the Employee which survive the term of this Agreement and except as specifically set forth herein.

     3. Position, Duties and Place of Performance. Employee agrees to serve as Senior Vice President, Northeast Region of the Company, shall perform the duties, if so requested, which are consistent therewith and shall undertake and perform such additional or other duties which are commensurate with such position. The place where such services are to be performed is the state of New York, provided that Employee agrees to travel to other offices of the Company as appropriate in accordance with the Company's past practices.

     4. Time and Efforts Devoted. Employee shall, during the period of his employment by the Company, devote substantially all of his business time, energy and best efforts to the business and affairs of the Company, and not engage, directly or indirectly, in any other business or businesses without the consent of the Company. Nothing contained herein shall preclude Employee from managing his personal finances.

     5.  Compensation.

          (a) During the Initial Term, Employee's base compensation shall be $300,000 per year, payable in regular intervals at least monthly.

          (b) Subject to approval of the Board, Employee shall be eligible to participate in an employee bonus program based on Employee's attainment of mutually agreed upon goals and objectives.

          (c) During the Initial Term and any Renewal Term, Employee shall receive compensation adjustments as mutually determined by the Company and Employee from time to time.

          (d) During the Initial Term and any Renewal Term, Employee shall receive the fringe benefits and perquisites set forth in Paragraph 6 below and such other perquisites as the Board may determine from time to time.

     6. Benefits and Perquisites. During the Initial Term and any Renewal Term, Employee shall be entitled to the following benefits and perquisites:

                              Employment Agreement
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          (a) Payment or reimbursement of reasonable travel and other business expenses in accordance with the Company's applicable policies, provided Employee properly accounts therefor in accordance with such policies.

          (b) Vacations, holidays and sick leave in accordance with the Company's current policies.

          (c) All other specific and applicable employee benefits including, without limitation, family group medical and dental plans and pension and/or profit sharing plans sponsored or contributed to by the Company for which the Employee is eligible under the terms of such plans, as they currently exist or may be amended from time to time.

     7. Term. Prior to or after expiration of the Initial Term and any Renewal Term, the Company and Employee may mutually agree to extend the term of this Agreement on terms and conditions mutually acceptable to Employee and the Company.

     8.  Termination.

          (a) By Employee. Employee may terminate his employment at any time during the Employment Period by giving thirty (30) days' prior written notice of termination to the Company, with or without cause.

          (b) By the Company. The Company may terminate Employee's employment at any time during the Employment Period by giving thirty (30) days' prior written notice of termination to Employee, with or without cause, subject to the severance payments and other terms of this Agreement. The term "cause" shall be strictly construed to mean only the occurrence of any of the following events:

               (i) Employee shall be determined by the Board to have materially failed or refused to diligently perform the material duties assigned to Employee under this Agreement provided such assigned duties are legal, or otherwise to have breached any material term or provision contained herein and not to have remedied the situation within fifteen (15) days following receipt of written notice from the Company;

               (ii) Employee shall be determined by the Board to have materially failed or refused to abide by the Company's written policies, rules, procedures or directives, provided such policies, rules, procedures or directives are legal and not to have remedied the situation within fifteen (15) days following receipt of written notice from the Company;

               (iii) Employee shall be determined by the Board to have become "permanently disabled." For purposes hereof, the term "permanently disabled" shall mean a condition (certified by two licensed physicians, one selected by the Company and one by Employee) rendering Employee unable to perform his responsibilities under this Agreement for a period of at least six (6) consecutive months;

                             Employment Agreement
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               (iv)  Employee shall have been convicted of a felony or Employee shall be determined by the Board to be guilty of fraud or dishonesty in connection with the performance of his duties hereunder;

               (v) Upon a determination by the Board, after notice to Employee and an opportunity for him to be heard, that Employee engaged in gross negligence or willful misconduct that had a material adverse effect on the Company, its reputation or its relationship with its customers, suppliers, employees, lenders or investors;

               (vi) Employee shall have failed to achieve at least 70% of its EBIT budget as mutually agreed by Employee and Xpedior for any of the fiscal years during the Employment Period; provided that such failure to achieve such objective is not a result of general adverse industry conditions affecting businesses substantially similar to the Company or a result of changes in the budget that adversely affect EBIT and are not otherwise agreed to by Employee; provided, further, that if Employee is terminated solely by reason of this paragraph (vi), Employee's vested options in Xpedior shall terminate as set forth in Employee's option agreement as if such Employee were terminated for other than "cause"; or

               (vii) Employee's violation in any material respect of any non-competition agreement between Employee and the Company.

     In making the determinations described above, the Board shall act in good faith. In the event that the Company terminates Employee's employment during the Initial Term and any Renewal Term without cause, Employee shall continue to be entitled to receive the base compensation under paragraph 5(a) above for one (1) year and reimbursement for the actual cost to Employee of COBRA benefits for up to one (1) year from the date of termination.

          (c) Automatic Termination. Employee's employment shall automatically terminate on the death of Employee.

     9. Property of the Company. Employee agrees that, upon the termination of this Agreement, Employee will immediately surrender to the Company all of the Company's property, including, without limitation, equipment, funds, lists, manuals, books, or records (including all copies of the foregoing) in the possession of, or provided to, Employee.

     10. ARBITRATION WITH RESPECT TO CERTAIN MATTERS. THE PARTIES AGREE TO SUBMIT TO ARBITRATION, IN ACCORDANCE WITH THESE PROVISIONS, ANY CLAIM OR CONTROVERSY ARISING FROM OR RELATED TO THE ALLEGED BREACH OF THIS AGREEMENT. THE PARTIES FURTHER AGREE THAT THE ARBITRATION PROCESS AGREED UPON HEREIN SHALL BE THE EXCLUSIVE MEANS FOR RESOLVING ALL DISPUTES MADE SUBJECT TO ARBITRATION HEREIN, BUT THAT NO ARBITRATOR SHALL HAVE AUTHORITY TO EXPAND THE SCOPE OF THESE ARBITRATION PROVISIONS. ANY

                              Employment Agreement
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ARBITRATION HEREUNDER SHALL BE CONDUCTED UNDER THE MODEL EMPLOYMENT PROCEDURES
OF THE AMERICAN ARBITRATION ASSOCIATION (AAA). EITHER PARTY MAY INVOKE ARBITRATION PROCEDURES HEREIN BY WRITTEN NOTICE FOR ARBITRATION CONTAINING A STATEMENT OF THE MATTER TO BE ARBITRATED. THE PARTIES SHALL THEN HAVE FOURTEEN
(14) DAYS IN WHICH THEY MAY IDENTIFY A MUTUALLY AGREEABLE, NEUTRAL ARBITRATOR. AFTER THE FOURTEEN (14) DAY PERIOD HAS EXPIRED, THE PARTIES SHALL PREPARE AND SUBMIT TO THE AAA A JOINT SUBMISSION, WITH EACH PARTY TO CONTRIBUTE HALF OF
THE APPROPRIATE ADMINISTRATIVE FEE. IN THE EVENT THE PARTIES CANNOT AGREE UPON A NEUTRAL ARBITRATOR WITHIN FOURTEEN (14) DAYS AFTER WRITTEN NOTICE FOR ARBITRATION IS RECEIVED THEIR JOINT SUBMISSION TO THE AAA SHALL REQUEST A PANEL OF NINE ARBITRATORS WHO ARE PRACTICING ATTORNEYS WITH PROFESSIONAL EXPERIENCE IN THE FIELD OF LABOR AND/OR EMPLOYMENT LAW, AND THE PARTIES SHALL ATTEMPT TO SELECT AN ARBITRATOR FROM THE PANEL ACCORDING TO AAA PROCEDURES. UNLESS OTHERWISE AGREED BY THE PARTIES, THE ARBITRATION HEARING SHALL TAKE PLACE IN NEW YORK, NEW YORK AT A PLACE DESIGNATED BY THE AAA. ALL ARBITRATION PROCEDURES HEREUNDER SHALL BE CONFIDENTIAL. EACH PARTY SHALL BE RESPONSIBLE FOR ITS COSTS INCURRED IN ANY ARBITRATION, AND THE ARBITRATOR SHALL NOT HAVE AUTHORITY TO INCLUDE ALL OR ANY PORTION OF SAID COSTS IN AN AWARD, REGARDLESS OF WHICH PARTY PREVAILS. THE ARBITRATOR MAY INCLUDE EQUITABLE RELIEF. ANY ARBITRATION AWARDED SHALL BE ACCOMPANIED BY A WRITTEN STATEMENT CONTAINING A SUMMARY OF THE ISSUES IN CONTROVERSY, A DESCRIPTION OF THE AWARD, AND AN EXPLANATION OF THE REASONS FOR THE AWARD. IT IS UNDERSTOOD AND AGREED BY THE PARTIES THAT THEIR AGREEMENTS HEREIN CONCERNING ARBITRATION DO NOT OTHERWISE ALTER THE TERMS AND CONDITIONS OF EMPLOYEE'S EMPLOYMENT AS PROVIDED BY THIS AGREEMENT.

     11. Captions and Number. The captions of the paragraphs of this Agreement have been inserted for convenience of reference only and shall not affect the interpretation of this Agreement, Whenever it appears appropriate from the context, each term stated in either the singular or plural shall include both the singular and the plural.

     12. Severability. If any provision of this Agreement is held to be unenforceable, such provision shall be fully severable and the remaining provisions of this Agreement shall remain in fully force and effect and shall not be affected by the severance of such provision from this Agreement. In addition, in lieu of such severed provision, a provision shall be added automatically which is as similar in terms to the severed provision as possible and enforceable, if such reformation is allowable under applicable law.

                             Employment Agreement

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     13.  Assignment.  This Agreement may not be assigned by either party without the prior written consent of the other party except for an assignment by the Company to any Affiliate of the Company, but no such assignment shall relieve the Company from its obligations hereunder.

     14. Separate Agreements. This Agreement shall be deemed to consist of a series of separate covenants. Should a determination be made by a court of competent jurisdiction that the character, duration, or geographical scope of any provision of this Agreement is unreasonable in light of the circumstances as they then exist, then it is the intention and the agreement of the Company and Employee that this Agreement shall be construed by the court in such a manner as to impose only those restrictions on the conduct of Employee which are reasonable in light of the circumstances as they then exist and as are necessary to assure the Company of the intended benefit of this Agreement. If, in any judicial proceeding, a court shall refuse to enforce all of the separate covenants deemed included herein because, taken together, they are more extensive than necessary to assure the Company of the intended benefit of this Agreement, then it is expressly understood and agreed by the Company and Employee that those covenants which, if eliminated, would permit the remaining separate covenants to be enforced in such proceeding, shall, for the purpose of such proceeding, be deemed eliminated from the provisions hereof

     15. Policies, Regulations and Guidelines for Employees. The Company may issue policies, rules, regulations, guidelines, procedures, or other informational material, whether in the form of handbooks, memoranda, or otherwise, relating to the Company's employees. These materials are general guidelines for Employee's information and shall not be construed to alter, modify or amend this Agreement for any purpose whatsoever.

     16. Amendment. No amendment of this Agreement shall be valid unless made in writing and signed by the Company and Employee.

     17. Entire Agreement. Except for the Non-Competition/No Solicitation Agreement between the Company and Employee dated the date hereof, this Agreement contains the entire agreement and understanding between the Company and Employee with respect to Employee's employment with the Company or Xpedior and supersedes all prior agreements, whether written or oral, relating to Employee's employment with the Company or Xpedior, including, without limitation, all existing employment agreements, bonus programs, severance arrangements or employee agreements between the Company and Employee. No representations, inducements, or agreements have been made to induce either Employee or the Company to enter into this Agreement which are not expressly set forth herein. This Agreement is the sole source of rights and duties as between the Company and Employee relating to Employee's employment.

     18. Conditional Agreement. This Agreement and all of the rights, duties and obligations of the Company and Employee contained herein are expressly conditioned upon the closing of the transactions contemplated by the Stock Purchase Agreement (the "Closing"). In the event of Closing, the date thereof shall be the effective date of this Agreement.

                             Employment Agreement

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     19.  Law Governing.  THIS AGREEMENT AND ALL ISSUES RELATING TO ITS
VALIDITY, INTERPRETATION AND PERFORMANCE SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

     20. Employee's Representations and Warranties. Employee represents and warrants that he has full right and authority to enter into this Agreement and fully perform his obligations hereunder, that he is not subject to any non-competition agreement other than with the Company, and that his past, present and anticipated future activities have not and will not infringe on the proprietary rights of others. Employee further represents and warrants that he is not obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency which would conflict with his obligation to use his best efforts to promote the interests of the Company or which would conflict with the Company's business as conducted or proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business as an officer, director or employee by Employee will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which Employee is now obligated.

     BY EXECUTING THIS AGREEMENT, YOU ARE AFFIRMING THAT NO REPRESENTATIONS OR PROMISES HAVE BEEN MADE TO YOU REGARDING YOUR EMPLOYMENT WHICH ARE NOT SET FORTH IN THIS AGREEMENT, AND THAT YOU ARE FREELY SIGNING THIS AGREEMENT TO OBTAIN EMPLOYMENT WITH THE COMPANY.

                             Employment Agreement

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     EXECUTED on the 17th day of September, 1999, but effective for all purposes as of the effective date referred to in Section 19 hereof.



                                               EMPLOYEE:

                                               ________________________________
                                               Mark Hansen


                                               Address:
                                               ________________________________

                                               ________________________________


                                               THE COMPANY:

                                               KINDERHOOK SYSTEMS, INC.


                                               By: /s/ Peter T. Dameris
                                                  ____________________________

                                                    Name: Peter T. Dameris
                                                    Title: Executive Vice
                                                           President



                                               Address:

                                               c/o Xpedior Incorporated
                                               4400 Post Oak Parkway, Suite 1130
                                               Houston, Texas 77027


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